FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 11, 2003

                           Klamath First Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Oregon                      0-26556                         93-1180440
State or other jurisdiction       Commission                    (I.R.S. Employer
 of incorporation                 File Number                Identification No.)


540 Main Street, Klamath Falls, Oregon                                  97601
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number (including area code):(541)882-3444


                               Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.

          On December 11, 2003, shareholders of Klamath First Bancorp, Inc. ("Klamath") and Sterling Financial Corporation ("Sterling") approved the Agreement and Plan of Merger dated July 14, 2003 pursuant to which Klamath will merge with and into Sterling.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  The following exhibit is included with this report:

        99.1  Press release of Klamath First Bancorp, Inc. dated
              December 11, 2003.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             KLAMATH FIRST BANCORP, INC.

Date:      December 11, 2003                 By: /s/ Kermit K. Houser
                                             -------------------------------
                                             Kermit K. Houser, President and
                                             Chief Executive Officer


Date:      December 11, 2003                 By: /s/ Marshall Jay Alexander
                                             -------------------------------
                                             Marshall Jay Alexander,
                                             Executive Vice President and
                                             Chief Financial Officer